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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 29, 2003

                   KANEB PIPE LINE OPERATING PARTNERSHIP, L.P.

               (Exact name of registrant as specified in charter)


       Delaware                        333-44634                 75-2287683
(State of Incorporation)          (Commission File No.)       (I.R.S. Employer
                                                             Identification No.)



                          2435 North Central Expressway
                             Richardson, Texas 75080
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 699-4062


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Item 7. Financial Statements and Exhibits.

         Exhibit.

     99.1 Press Release dated October 29, 2003, reporting financial results for the three months and nine months ended September 30, 2003.


Item 12.  Results of Operations and Financial Condition and Exhibit

     A press release issued by Kaneb Services LLC and Kaneb Pipe Line Partners, L.P. ("KPP"), which conducts business through its 99% limited partnership interest in its subsidiary, the Registrant, on October 29, 2003 regarding financial results for the three and nine months ended September 30, 2003 is attached hereto as Exhibit 99.1 and paragraphs 5 and 6 thereof are incorporated herein by reference. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

     The press release includes information with respect to KPP's "EBITDA," which is a "non-GAAP financial measure" under the rules of the SEC, and a reconciliation of EBITDA to "Income before cumulative effect of change in accounting principle", which is a GAAP financial measure. KPP has included EBITDA as a supplemental disclosure because its management believes EBITDA is used by KPP's investors as a supplemental financial measurement in the evaluation of KPP's business. KPP's management believes EBITDA provides useful information regarding the performance of KPP's assets without regard to financing methods, capital structures or historical cost basis. As a result, KPP's EBITDA provides investors a helpful measure for comparing its operating performance with the performance of other companies that have different financing and capital structures. EBITDA multiples may also used by KPP's investors in assisting in the valuation of KPP's limited partners' equity. EBITDA should not be considered as an alternative to net income as an indicator of KPP's operating performance or as a measure of liquidity, including as an alternative to cash flows from operating activities or other cash flow data calculated in accordance with generally accepted accounting principles. KPP's EBITDA may not be comparable to EBITDA of other entities because other entities may not calculate EBITDA in the same manner as KPP does.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     KANEB PIPE LINE OPERATING PARTNERSHIP, L.P.

                                     By: Kaneb Pipe Line Company LLC,
                                         as General Partner



Dated October 29, 2003                   //s// HOWARD C. WADSWORTH
                                     -------------------------------------------
                                     Howard C. Wadsworth
                                     Vice President, Treasurer and Secretary